EXHIBIT 10.26
[GRAPHIC OMITTED] PIKE  STREET

                                 INSERTION ORDER
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Date:  May 12, 2003

Company  Name:     Pike  Street  Industries,  Inc.

URL:               yellow.com,  whiteyellowpages.com,  isleuth.com

Address:           11101  NE  8th  St.,  Suite  206

                   Bellevue,  WA  98004

Contact  Name:     Edward  Yim                    Email: Edward@pikestreet.com

Phone  Number:     425-450-0555                   Fax  Number: 425-696-0333

ADVERTISER  NAME:  YP.NET,  INC.

Address:           840  E.  Jasmine  Street

                   Suite  105

                   Mesa,  AZ  85205

Contact  Name:     Joseph  Johnson                Email: jjohnson@yp.net

Phone  Number:     (480)  325-4301                Fax  Number:

CAMPAIGN  INFORMATION

Campaign  Name:             YP.net

Projected  Start  Date:     March  27th, 2003     Projected  End  Date:  none

[ ]  Until  budget  is  exhausted     [X]  Open  Order

DESCRIPTION  OF  INVENTORY  TO  BE  ADVERTISED:

YP.net provides online yellow pages listings for business in the US. YP.net will be added to the list of online yellow pages on Pike Street Industries, Inc's websites allowing Pike Street's visitors to search on YP.net's yellow page listings.
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PAYMENT  INFORMATION

Payments  should  be  made  to:

Pike  Street  Industries,  Inc.
11101  NE  8th  St.
Suite  206
Bellevue,  WA  98004

Budget     $20,000.00  per  month     Clicks:  400,000     Net  CPCV:     $.05

Terms:     Due  before  advertising  beings.  All  payments  made in US dollars.

Conditions:     Either  Party can terminate this agreement with thirty (30) days written  notice  for  any  reason.



REPORTING  INFORMATION

Report  to,  if  Different  from  Above:

Report  Frequency:  [ ]  monthly     [ ]  bi-weekly     [X]  weekly



AUTHORIZATION:

Pike  Industries,  Inc.              YP.net,  Inc.

BY:                                  BY:

/s/  Edward  Yim                     /s/  Joseph  Johnson
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Name:  Edward  Yim                   Name:  Joseph  Johnson
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Title:  President                    Title:  Agent
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Date:  May  12,  2003                Date:  May  12,  2003
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